Timothy Plan Conservative Growth Variable Series

Timothy Plan Strategic Growth Variable Series

Each A Series of The Timothy Plan

Supplement dated February 6, 2023, to the Prospectus, and

Statement of Additional Information, each dated April 30, 2022, as supplemented.

Effective immediately, Timothy Plan Conservative Growth Variable Series and Timothy Plan Strategic Growth Variable Series (each a “Fund” and together the “Funds”), each a series of The Timothy Plan (the “Trust”), have terminated the public offering of their shares and will discontinue operations effective April 17, 2023. Shares of the Funds are no longer available for purchase and, at the close of business on April 17, 2023, all outstanding shares of each Fund will be redeemed at net asset value (the “Transaction”).

The Board of Trustees of the Trust (the “Board”), in consultation with the Fund’s investment adviser, Timothy Partners, Ltd (the “Adviser”), determined and approved by Written Consent of the Board (the “Written Consent”) to discontinue the Funds’ operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Funds and their shareholders to discontinue the Funds’ operations.

Through the Written Consent, the Board directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner immediately; and (ii) all outstanding shareholder accounts on April 17, 2023 be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts. As a result of the Transaction, each Fund’s portfolio holdings will be reduced to cash or cash equivalent securities. Accordingly, going forward, shareholders should not expect either Fund to achieve its stated investment objectives.

Shareholders may continue to freely redeem their shares on each business day prior to the Transaction.

The Transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders generally have 60 days from the date that proceeds are received to re-invest or “rollover” the proceeds in another IRA or qualified retirement account; otherwise the proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding the Fund, please call 1-800-846-7526.

Investors Should Retain this Supplement for Future Reference